SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          _________

                          FORM 8-K
                       CURRENT REPORT

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             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

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     Date of  Report (Date of earliest event reported):
                      September 9, 1998

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            CRACKER BARREL OLD COUNTRY STORE, INC
   (Exact name of Registrant as specified in its Charter)


                          Tennessee
                  (State of Incorporation)


     0-7536                                  62-0812904
(Commission File No.)                   (IRS Employer
                                        Identification No.)


305 Hartmann Drive, Lebanon, Tennessee          37087
(Address of Principal Executive Offices)      (Zip Code)

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     Registrant's telephone number, including area code:

                       (615) 444-5533
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Item 5.  Other Events.

     The registrant, at its option, reports the following information which is not otherwise called for by this form, that the registrant deems may be of importance to security holders:

     On September 9, 1998, the registrant announced a stock repurchase program involving up to 3,000,000 shares of its capital stock. The full text of the registrant's press release is attached as Exhibit 1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibit

     (99) Press Release dated September 9, 1998 - Cracker Barrel
          Old Country Store, Inc. Announces Fiscal Year End
          Results


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CRACKER BARREL OLD COUNTRY STORE, INC.
                                        (Registrant)

Date: September 14, 1998           By:/s/James F. Blackstock
      __________________              ______________________
                                      James F. Blackstock
                                      VP, General Counsel,
                                      Secretary

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